UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 3, 2020

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-8931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue		92123
San Diego, California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Common Stock	CUB	New York Stock Exchange, Inc.
Title of each class	Trading symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 27, 2019, Cubic Corporation (“Company or “Cubic”) paid cash of $50.0 million to purchase 20% of the outstanding capital stock of PIXIA Corp (“Pixia” or the “Sellers”). The Company’s purchase agreement with Pixia included an option to purchase the remaining 80% of its capital stock for $200.0 million, subject to post-closing adjustment provisions. The Company exercised this option in November 2019. On January 3, 2020, the Company completed the purchase of the remaining 80% of Pixia’s issued and outstanding capital stock for aggregate consideration consisting of $197.6 million in net cash, resulting in Cubic’s ownership of all of Pixia’s issued and outstanding capital stock (the “Acquisition”).

On January 8, 2020, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had consummated the Acquisition and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Current Report on Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) amends the Initial Form 8-K to provide the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on January 8, 2020 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Pixia as of December 31, 2019 and 2018, and for the years then ended and the notes related thereto (the “Audited Financial Statements”), are filed herein as Exhibit 99.1. The Audited Financial Statements are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of Cubic Corporation and Pixia as of December 31, 2019 and the unaudited pro forma combined statements of operations for the year ended September 30, 2019 and for the three months ended December 31, 2019, and the notes related thereto are filed herein as Exhibit 99.2 and are incorporated herein by reference.

Consent of Grant Thornton LLP, dated January 3, 2018
Exhibit Number	Description of Exhibit

23.1	Consent of Cherry Bekaert LLP, dated March 17, 2020

99.1	Audited financial statements of Pixia as of December 31, 2019 and 2018 and for the years then ended and the notes related thereto

99.2

Unaudited pro forma combined financial statements of Cubic Corporation and Pixia as of and for the year ended September 30, 2019 and as of and for the three months ended December 31, 2019 and the notes related thereto

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2020	CUBIC CORPORATION

	By:	/s/ Aga Anshooman
	Name:	Aga Anshooman
	Title:	Executive Vice President Chief Financial Officer (Principal Financial Officer)

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